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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   -----------

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event reported):  September 10, 1997


                                  SAFEWAY INC.
                    -----------------------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                       1-00041                    94-3019135
(State or other jurisdiction of   (Commission File Number)       (I.R.S. Employer
        Incorporation)                                        Identification Number)


             5918 Stoneridge Mall Road, Pleasanton, California 94588
             -------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (510) 467-3000
              ----------------------------------------------------
              (Registrants' telephone number, including area code)

                                       N/A
          -------------------------------------------------------------
          (former name or former address, if changed since last report)







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ITEM 5.  OTHER EVENTS

                  On September 10, 1997, Safeway Inc. (the "Company") completed an underwritten offering of $200,000,000 aggregate principal amount of its 6.85% Senior Notes due 2004 (the "7-Year Notes"), $250,000,000 aggregate principal amount of its 7.00% Senior Notes due 2007 (the "10-Year Notes") and $150,000,000 aggregate principal amount of its 7.45% Senior Debentures due 2027 (together with the 7-Year Notes and the 10-Year Notes, the "Securities") under its Registration Statement on Form S-3, filed with the Securities and Exchange Commission on August 4, 1997 (File No. 333-32741), as amended by Amendment No. 1 filed with the Commission on August 22, 1997 (as amended, the "Registration Statement") (which Registration Statement also constitutes, pursuant to Rule 429 under the Securities Act of 1933, as amended, Post-Effective Amendment No. 1 to Registration Statement No. 33-51552, as amended), a Prospectus, dated September 3, 1997, and the related Prospectus Supplement, dated September 4, 1997, relating to the offer and sale by the Company of the Securities. The sale of the Securities was underwritten by Goldman, Sachs & Co., Lehman Brothers Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated, Salomon Brothers Inc and Smith Barney Inc. pursuant to an Underwriting Agreement, dated September 4, 1997, and the Safeway Inc. Underwriting Agreement Standard Provisions attached thereto and incorporated by reference therein, attached as Exhibit 1.1 hereto. The terms and conditions of the Securities and related matters are set forth in the Indenture, dated as of September 10, 1997, by and between the Company and The Bank of New York, as trustee (the "Indenture") filed as Exhibit 4.1 hereto and, pursuant to Sections
2.2 and 10.4 of the Indenture, the Officers' Certificate filed as Exhibit 4.2 hereto.



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ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)      The following exhibits are filed as part of this Report:

                  1.1 Underwriting Agreement, dated September 4, 1997, among Safeway Inc. and Goldman, Sachs & Co., Lehman Brothers Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated, Salomon Brothers Inc and Smith Barney Inc., and the Safeway Inc. Underwriting Agreement Standard Provisions attached thereto.

                  4.1 Indenture, dated as of September 10, 1997, between Safeway Inc. and The Bank of New York, as Trustee (the "Indenture").

                  4.2 Officers' Certificate, dated as of September 10, 1997, pursuant to Sections 2.2 and 10.4 of the Indenture.

                  4.3      Form of 6.85% Senior Note due 2004.

                  4.4      Form of 7.00% Senior Note due 2007 ($200,000,000
                           aggregate principal amount).

                  4.5      Form of 7.00% Senior Note due 2007 ($50,000,000
                           aggregate principal amount).

                  4.6      Form of 7.45% Senior Debenture due 2027.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  September 10, 1997

                                            SAFEWAY INC.

                                            By: /s/ Julian C. Day
                                                -----------------------------
                                                Julian C. Day
                                                Executive Vice President and
                                                Chief Financial Officer



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                                  EXHIBIT INDEX

Exhibits

1.1 Underwriting Agreement, dated September 4, 1997, among Safeway Inc. and Goldman, Sachs & Co., Lehman Brothers Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated, Salomon Brothers Inc and Smith Barney Inc., and the Safeway Inc. Underwriting Agreement Standard Provisions attached thereto.

4.1 Indenture, dated as of September 10, 1997, between Safeway Inc. and The Bank of New York, as Trustee (the "Indenture").

4.2 Officers' Certificate, dated as of September 10, 1997, pursuant to Sections 2.2 and 10.4 of the Indenture.

4.3      Form of 6.85% Senior Note due 2004.

4.4 Form of 7.00% Senior Note due 2007 ($200,000,000 aggregate principal amount).

4.5 Form of 7.00% Senior Note due 2007 ($50,000,000 aggregate principal amount).

4.6      Form of 7.45% Senior Debenture due 2027.